                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 24, 2003
              (DATE OF EARLIEST EVENT REPORTED: JANUARY 20, 2003)

                               -----------------



                             MTC TECHNOLOGIES, INC.
                     -------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                            000-49890                   02-0593816
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
OF INCORPORATION)                  FILE NUMBER)           IDENTIFICATION NUMBER)


4032 Linden Avenue, Dayton, Ohio                                   45432
--------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On January 20, 2003, MTC Technologies, Inc. (the "Company") chose not to extend the engagement of Deloitte & Touche LLP ("Deloitte & Touche) as the Company's independent accountants to audit its 2003 consolidated financial statements. To effect an orderly transition, Deloitte & Touche will audit the Company's consolidated financial statements for the period ended December 31, 2002. The Company engaged Ernst & Young LLP ("Ernst & Young") on January 20, 2003 as its new independent accountants for the periods after December 31, 2002. The change is the result of a competitive bidding process initiated by the Company.

     (b) The decision to change independent accountants was recommended by the Company's management, approved by the Company's Audit Review Committee, and reviewed by its Board of Directors. Stockholders will have the opportunity to ratify the change at the Annual Meeting of Stockholders to be held in April 2003.

     (c) The report of Deloitte & Touche on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     (d) During the fiscal years ended December 31, 2000 and 2001 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     (e) During the fiscal years ended December 31, 2000 and 2001 and the subsequent periods preceding the decision to change independent accountants, Deloitte & Touche did not advise the Company:

            (1) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

            (2) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

            (3) of the need to expand significantly the scope of its audit, or that information had come to its attention during such period that, if further investigated, might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Company's financial statements; and that, due to the Company's decision to change independent accountants, it has not so expanded the scope of its audit or conducted further investigation; or

                       (4) that information had come to its attention that
                           it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or
                           (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report; and that, due to the Company's decision to change independent accountants, the issue has not been resolved to its satisfaction prior to the change in independent accountants.

               (f) During the fiscal years ended December 31, 2001 and 2000 and the subsequent periods prior to engaging Ernst & Young, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young.

               (g) The Company has provided Deloitte & Touche with a copy of these disclosures and has requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated January 24, 2003 is filed as Exhibit 16 to this Form 8-k.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c) Exhibits

                   Ex. 16      Letter from Deloitte & Touche LLP pursuant to
                               Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2003
                                           MTC TECHNOLOGIES, INC.


                                           By: /s/ David S. Gutridge
                                        ----------------------------
                                           David S. Gutridge
                                           Chief Financial Officer

EXHIBIT INDEX

        Ex. 16 Letter from Deloitte & Touche LLP pursuant to Item 304(a)(3) of Regulation S-K.

                                        5